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                     FORM 8-K

         SECURITIES AND EXCHANGE COMMISSION

             Washington, D.C.  20549


                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of
         The Securities Exchange Act of 1934


          Date of Report:  February 10, 1997
                           -----------------

             HOUSEHOLD INTERNATIONAL, INC.
             -----------------------------
  (Exact name of registrant as specified in its charter)


Delaware               1-8198                         36-3121988
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(State or other        (Commission File          (IRS Employer
jurisdiction of         Number)                   Identification
incorporation)                                    Number)

2700 Sanders Road, Prospect Heights, Illinois              60070
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code 847/564-5000
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Item 5.   Other Events

          Set forth in the Exhibit hereto is selected consolidated financial information which presents the financial position and results of operations for Household
          International, Inc. (the "Company") as of and for the years ended December 31, 1996 and 1995.

Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.


               No.   Exhibit
               ---   --------

               27    Financial Data Schedule.

               99 Selected consolidated financial statements with respect to the operations of Household
                     International, Inc. as of and for the years ended December 31, 1996 and 1995.
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                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HOUSEHOLD INTERNATIONAL, INC.
                                     --------------------------------
                                               (Registrant)



                            By:      /s/ David A. Schoenholz
                                     --------------------------------
                                     David A. Schoenholz
                                     Executive Vice President -
                                     Chief Financial Officer,
                                     (a Principal Financial Officer),
                                     and on behalf of
                                     Household International, Inc.


Dated:  February 10, 1997
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                            EXHIBIT INDEX


Exhibit No.   Exhibit
-----------   --------

   27         Financial Data Schedule.

   99 Selected consolidated financial statements with respect to the operations of Household International, Inc. as of and for the years ended December 31, 1996 and 1995.